Exhibit 99.1

Worksport Announces Fall 2025 Launch of Highly Anticipated SOLIS & COR Nano-Grid System Following Completion of Major Engineering Milestones

Company Projects Millions in New 2025 Revenues. Modular Nano-Grid System Delivers 4,000Wh+ of Solar Generated Energy; Targeting Vehicles, Jobsites, Military, and Portable Power Markets.

West Seneca, New York, June 05, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today confirmed a Fall 2025 commercial launch for its much-anticipated modular nano-grid system, known as SOLIS & COR. This announcement follows the successful completion of key engineering milestones and validation benchmarks across both systems. The Company also released initial revenue forecasts, signaling strong commercial traction ahead of launch.

Designed to function either independently or as an integrated energy ecosystem, the SOLIS solar tonneau cover and COR portable power system are engineered to empower over 60 million pickup trucks in the U.S. with the ability to generate and store power—anytime, anywhere. Importantly, while the SOLIS tonneau cover targets the pickup truck market, the COR system can serve a wide range of broad global consumer applications, unlocking new lifestyle and recreational verticals - “anybody, anywhere”. As a result, the Company’s total addressable market (TAM) is projected to triple, expanding from $4 billion to more than $13 billion.

Figure 1: Closeups of the Worksport SOLIS & COR Nano-Grid

“The portable energy market is expanding rapidly, with a projected CAGR of 24.2%,” said Steven Rossi, Chief Executive Officer of Worksport. “After three years of focused development, we’re excited to confirm the 2025 launch of SOLIS and COR. These are transformational platforms that open the door to the North American and global consumer markets, long-term scalability, and a new chapter of innovation for our Company.”

Engineering Validation and Product Readiness

Worksport’s COR modular portable power system has successfully passed all internal and third-party laboratory tests. The Company has finalized tooling and received initial production-ready units, which have been submitted for global UL certification. Approvals are expected within approximately two months.

In parallel, the SOLIS solar-integrated tonneau cover has completed initial beta deployment with real-world customers. These early commercial users have paid for their systems, and have already begun leveraging SOLIS in everyday conditions, demonstrating robust system performance and strong product-market fit. The Company views these achievements as critical technical validation ahead of full-scale commercialization.

Read more about the Worksport COR & SOLIS System: [here]

Revenue Outlook and Strategic Market Positioning

Following third-party validation, Worksport anticipates generating $2-3 million in new 2025 revenue from SOLIS and COR—representing a high double-digit gross margin vertical distinct from its core tonneau cover business. With both systems advancing toward market launch, management expects these products to scale rapidly, targeting 8-figure annual revenue in 2026 and long-term recurring growth in the mobile power and clean energy markets. Complementing Worksport’s existing 8-figure and growing tonneau cover business.

SOLIS is a patented, first-of-its-kind solar solution in the U.S. truck accessories sector—an expanding and resilient market with strong demand among North American pickup truck owners. Meanwhile, COR is being positioned to directly challenge market leaders in the portable power industry, including a Chinese competitor reportedly growing at 300% annually with over $1 billion in projected yearly sales. Worksport believes COR will compete favorably on performance, an innovative patented design, and pricing, bolstered by U.S.-based operations and a proprietary modular architecture.

Manufacturing Progress and Commercial Launch Plans

The SOLIS system is currently in assembly at Worksport’s ISO-certified U.S. facility near Buffalo, New York. Manufacturing planning for COR is proceeding in parallel, aligning with targeted launch timelines and ensuring readiness for scaled deployment. As the Company finalizes certifications and market preparations, it anticipates sharing further updates in the coming weeks regarding product availability, retail pricing, and an expanded roadmap for the SOLIS-COR ecosystem.

“These aren’t just new products—they’re strategic platforms for multi-channel expansion,” added Rossi. “COR and SOLIS are built to solve real-world challenges, designed with mass-market scalability in mind, and protected by a robust IP portfolio. With testing complete and final prototypes in hand, we are now ready to bring these innovations to market with full confidence.”

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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